Exhibit 10.18.4

AMENDMENT TO

RISK CAPITAL REINSURANCE COMPANY

EXECUTIVE SUPPLEMENTAL NON-QUALIFIED

SAVINGS AND RETIREMENT PLAN

The Adoption Agreement for the Risk Capital Reinsurance Company Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”) is amended by adding the following new Section 2 to end thereof, effective as of November 23, 1999.

2.        Amendment of Basic Plan Document.

2.01.     Section 8.01(a) of the Basic Plan Document is amended by deleting “deferral election” therefrom and substituting in its place “applicable distribution election under Section 8.02 hereof.”

2.02.     Section 8.01(b) of the Basic Plan Document is amended by deleting the second sentence thereof.

2.03.     Section 8.02 of the Basic Plan Document is amended to read in its entirety as follows:

“8.02    Determination of Method of Distribution.  Notwithstanding any provision of this Plan to the contrary, all benefits under the Plan shall be distributed in a single lump sum in cash as soon as practicable following the Participant’s retirement, death or other termination of employment; provided, however, that a Participant may make an election on or after November 23, 1999 to change the method of distribution for all of such Participant’s benefits under the Plan (whether payable to the Participant or his or her Beneficiary) to any method permitted under Section 8.01; provided further, however, that an election to change the method of distribution under this Section 8.02 shall be effective only if the Participant’s employment terminates more than six months after, and in the calendar year that begins after, the date the written election is filed with the Company by the Participant.”

2.04.     Section 8.04 of the Basic Plan Document is deleted.

Employer: Risk Capital Reinsurance Company

			By:	/s/ Louis T. Petrillo
			Name:	Louis T. Petrillo
			Title:	Vice President and Associate General Counsel
			Date:	November 23, 1999

Assumed and Adopted:
ARCH CAPITAL GROUP (U.S.) INC.
By:	/s/ Louis T. Petrillo
	Name:	Louis T. Petrillo
Senior Vice President, General Counsel & Secretary

Effective Date: January 1, 2001

2

AMENDMENT TO

ARCH CAPITAL GROUP (U.S.) INC.

EXECUTIVE SUPPLEMENTAL NON-QUALIFIED

SAVINGS AND RETIREMENT PLAN

The Adoption Agreement for the Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan, as amended, is hereby amended as set forth below.  Unless otherwise indicated, all capitalized terms used herein shall have the meanings set forth in the Adoption Agreement and the Basic Plan Document.

1.        Rider 3 of the Adoption Agreement.

Rider 3 of the Adoption Agreement is hereby amended to read in its entirety as follows:

Effective from and after the date set forth below, the Employer shall make an additional Deferral Contribution on behalf of each Participant who has entered into a salary reduction agreement with the Employer to defer an amount in addition to the amount set forth in the first sentence of Section 1.05(a) of the Adoption Agreement from his or her Excess Compensation for the Plan Year and/or his or her annual incentive bonus for a Plan Year (whether paid in the Plan Year or a subsequent year).  All additional Deferral Contributions set forth in this paragraph shall not be eligible for Matching Contributions under Section 1.05(b) hereof.

2.        Section 4.01 of the Basic Plan Document

Section 4.01 of the Basic Plan Document is hereby amended by adding the following after the sixth sentence thereof:

Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his or her annual incentive bonus for a Plan Year up to 100% of the annual incentive bonus.  Such an election with respect to annual incentive bonus (i) must be made no later than the end of the Plan Year immediately preceding the Plan Year in which the bonus is paid; and (ii) shall be irrevocable and shall continue in effect for all future Plan Years until changed in writing, which change must be made prior to the last day for making a deferral election with respect to annual incentive bonus for the Plan Year for which the change will be effective.

Employer: Arch Capital Group (U.S.) Inc.

By:	/s/ Constantine Iordanou

	Name:	Constantine Iordanou
	Title:	President and Chief Executive Officer
	Date:	December 23, 2002

AMENDMENT TO THE

ARCH CAPITAL GROUP (U.S.) INC. EXECUTIVE

NON-QUALIFIED SAVINGS AND RETIREMENT PLAN

BASIC PLAN DOCUMENT

The Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan Basic Plan Document is hereby amended, effective as of March 1, 2003, as set forth below.

1.        Section 4.01

The seventh sentence of Section 4.01 of the Basic Plan Document is hereby amended and restated as follows:

“Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his or her annual incentive bonus for a Plan Year up to 100% of the annual incentive bonus.  Such an election with respect to annual incentive bonus (i) must be made no later than October 31 of the Plan Year for which the bonus is paid; and (ii) shall be irrevocable and shall continue in effect for all future Plan Years until changed in writing, which change must be made prior to the last day for making a deferral election with respect to annual incentive bonus for the Plan Year for which the change will be effective.”

2.        Section 7.08

New Section 7.08 of the Basic Plan Document is hereby added immediately following Section 7.07 to read as follows:

“7.08 Obligor.  Notwithstanding any provision of this Plan to the contrary, benefits payable under this Plan to a Participant or his or her Beneficiary shall be the obligation of the Employer who actually employs (or, in the case a Participant who is no longer employed by an Employer, last employed) the Participant; provided, however, that in the event the Participant’s employer fails to make a payment of benefits to the Participant or his or her Beneficiary when due under the terms of this Plan, Arch Capital Group Ltd. (the parent company of the Employers) shall be obligated to make such benefit payments in accordance with the terms of this Plan.”

IN WITNESS WHEREOF, Arch Capital Group (U.S.) Inc. has caused this Amendment to be executed this       day of July, 2003.

ARCH CAPITAL GROUP (U.S.) INC.

By:	/s/ Constantine Iordanou

Name:	Constantine Iordanou
Title:	President and Chief Executive Officer
Date:	July 23, 2003

ACCEPTED BY FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:

Name:
Title:
Date:

AMENDMENT TO TRUST AGREEMENT

AMENDMENT TO TRUST AGREEMENT, dated as of the       day of July, 2003, between Arch Capital Group (U.S.) Inc., a Delaware corporation, having an office at 20 Horseneck Lane, Greenwich, Connecticut  06830 (the “Sponsor”) and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the “Trustee”).

WHEREAS, Arch Reinsurance Company, formerly Risk Capital Reinsurance Company, and the Trustee entered into a Trust Agreement (the “Trust Agreement”) dated as of December 18, 1995 and amended as of February 16, 1996 with respect to the Arch Reinsurance Company Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Arch Re Plan”); and

WHEREAS, effective January 1, 2001, the rights and obligations of Arch Reinsurance Company under the Trust Agreement were assigned to and assumed by the Sponsor; and

WHEREAS, effective January 1, 2001, the Arch Re Plan was assumed and adopted by the Sponsor and renamed the Arch Capital Group (U.S.) Inc. Executive Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”); and

WHEREAS, the Sponsor and the Trustee wish to amend the Trust Agreement as set forth herein.

NOW, THEREFORE, the Trust Agreement is hereby amended, effective as of the 1st day of March, 2003, as follows:

1.        The second “WHEREAS” clause of the Trust Agreement is amended to read as follows:

“WHEREAS, the Sponsor wishes to establish an irrevocable trust and to contribute, or cause to be contributed, to the trust assets that shall be held therein, subject to the claims of the creditors of the employer of each Participant (as defined in the Plan) in the event of such employer’s Insolvency, as herein defined, until paid to the Participants and their beneficiaries in such manner and at such times as specified in the Plan; and”

2.        The fourth “WHEREAS” clause of the Trust Agreement is amended to read as follows:

“WHEREAS, it is the intention of the Sponsor to make contributions, or to cause contributions to be made, to the trust to provide a source of funds to assist in the meeting of liabilities under the Plan; and”

3.        Section 1(c) of the Trust Agreement is amended by deleting the last two sentences thereof and replacing them with the following:

“Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Participants and their beneficiaries as set forth in the Plan.  Any assets held by the Trust will be subject to the claims of the creditors of the Sponsor or such other participating employer under the Plan by which the Participant is employed (the “Employer”) under applicable law in the event of Insolvency, as defined in Section 13(a) herein.”

4.        Section 13 of the Trust Agreement is amended to read in its entirety as follows:

“Section 13.  Trustee Responsibility Regarding Payments to Trust Beneficiary When an Employer Is Insolvent.

(a)       The Trustee shall cease payment of benefits to or on behalf of a Participant and his or her beneficiaries if the Participant’s Employer is Insolvent.  An Employer shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b)       At all times during the continuance of this Trust, the principal and income of the Trust attributable to a Participant shall be subject to claims of general creditors the Participant’s Employer under applicable law as set forth below.

(i)       The Board of Directors and the Chief Executive Officer of the Sponsor shall have the duty to inform the Trustee in writing of an Employer’s Insolvency.  If a person claiming to be a creditor of an Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Participants (or their beneficiaries) who are employed by the Employer.

(ii)       Unless the Trustee has actual knowledge of an Employer’s Insolvency, or has received notice from the Sponsor or a person claiming to be a creditor alleging that an Employer is Insolvent, the Trustee shall have no duty to inquire whether an Employer is Insolvent.  The Trustee may in all events rely on such evidence concerning an Employer’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer’s solvency.

(iii)      If at any time the Trustee has determined that the Employer of a Participant is Insolvent, the Trustee shall discontinue payment to the Participant or his or her beneficiary and shall hold the assets of the trust attributable to such Participant for the benefit of the Employer’s general creditors.  Nothing in this Trust Agreement shall in any way diminish any rights of the Participants or their beneficiaries to pursue their rights as general creditors of their Employer or Arch Capital Group Ltd. with respect to benefits due under the Plan or otherwise.

(iv)      The Trustee shall resume the payment of benefits to the Participants or their beneficiaries in accordance with this Trust Agreement only after the Trustee has determined that the Participant’s Employer is not Insolvent (or is no longer Insolvent).

(c)       Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 13(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to the Participants or their beneficiaries by the Sponsor, another Employer or Arch Capital Group Ltd. in lieu of the payments provided for hereunder during any such period of discontinuance.”

(d)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Attest:	/s/ Martin J. Nilsen	ARCH CAPITAL GROUP (U.S.) INC.

Title:	Senior Vice President	By:	/s/ Constantine Iordanou

		Name:	Constantine Iordanou
		Title:	President and Chief Executive Officer
		Date:	July 23, 2003

FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

		By:	/s/ Glen J. Kindness

		Name:	Glen J. Kindness
		Title:	Authorized Signatory
		Date:	July 30, 2003

AMENDMENT TO THE
Arch Capital Group (US) Inc. Exec. Supplemental Non-Qualified Savings and Retirement Plan

WHEREAS, The Arch Capital Group U.S. Inc. (the “Employer”) adopted the Arch Capital Group (US) Inc. Exec. Supplemental Non-Qualified Savings and Retirement Plan (the “Plan”) through adoption of the Fidelity Investments CORPORATEplan for RetirementSM Select Plan Basic Plan Document (“the Basic Plan Document”), effective as of  January 1, 1996, for which Fidelity Management Trust Company (the “Trustee”) serves as trustee of the trust established to hold Plan assets (the “Trust”); and

WHEREAS, the Employer desires to amend the Plan to remove the choice of investment options from the Adoption Agreement:

NOW THEREFORE, the Employer amends the Plan as follows effective 9/1/2005.

1.   Section 1.11(b) is amended to replace all language between the first sentence and the first “Note” with the following sentence:

Participant Accounts under the Trust will be invested among the Permissible Investments designated in the Service Agreement.

2.   Section 2.01(a)(20) is amended to read as follows:

“Registered Investment Company” means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940.

3.   Section 2.01(a)(28) is added to the Basic Plan Document as follows:

“Permissible Investment” means the investments specified by the Employer as available for investment of assets of the Trust and agreed to by the Trustee.

4.   Section 2.01(a)(29) is added to the Basic Plan Document as follows:

“Service Agreement” means the agreement between the Employer and the Trustee relating to the provision of investment and other services to the Plan and shall include any addendum to the agreement and any other separate written agreement between the Employer and the Trustee relating to the provision of services to the Plan.

5.   All occurrences of “Section 1.11(b)” in the Basic Plan Document will be replaced with “the Service Agreement”.

In witness whereof, the Employer has signed this instrument this 10th day of August, 2005.

The Arch Capital Group U.S. Inc.

by:	/s/ Martin J. Nilsen

Title:	SVP and Secretary

Amendment To The CORPORATEplan for RetirementSM Select

Service Agreement – Mutual Fund Windows

WHEREAS, Arch Capital Group U.S. Inc.  (the “Employer”) and Fidelity Management Trust Company as the trustee (“Trustee”) executed the Fidelity CORPORATEplan for RetirementSM Select Service Agreement (“CPR Service Agreement”) for the Arch Capital Group (US) Inc. Exec. Supplemental Non-Qualified Savings and Retirement Plan (Fidelity Plan # 44023), and

WHEREAS, Article V, Section 9, of the CPR Service Agreement provides that it may be amended by a written agreement signed by the Employer and the Trustee; and

NOW THEREFORE, the Employer and Trustee hereby agree to the following:

1.   Notwithstanding anything else in the CPR Service Agreement to the contrary in the CPR Service Agreement, investments made available to the Plan for investment of assets of the Trust (herein called “Permissible Investments”) shall be listed in the CPR Service Agreement.

2.   Notwithstanding anything else in the CPR Service Agreement to the contrary in the CPR Service Agreement, Fidelity shall also be entitled to any fees relating to Permissible Investments stated in Article V of the CPR Service Agreement or any amendment thereto.

3.   The following shall be added as a separate section following the last section of Article V:

Mutual Funds Available:       The Employer has selected certain mutual funds as Permissible Investments for investments of Participant Accounts under the Trust.  Unless specifically indicated otherwise within this Agreement or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment’s prospectus or other governing document(s).  The Employer and Fidelity have agreed that the following constraints, limitations, fees and operating procedures shall apply in reference to the listed Permissible Investments:

II.       FIDELITY FUNDS (CORE)

Fidelity Fund Name	Fund Number

Fidelity Contrafund®	0022
Fidelity Capital & Income	0038
Fidelity Real Estate Investment	0303
Fidelity Freedom 2000 Fund®	0370
Fidelity Freedom 2005 Fund®	1312
Fidelity Freedom 2010 Fund®	0371
Fidelity Freedom 2015 Fund®	1313
Fidelity Freedom 2020 Fund®	0372
Fidelity Freedom 2025 Fund®	1314
Fidelity Freedom 2030 Fund®	0373
Fidelity Freedom 2035 Fund®	1315
Fidelity Freedom 2040 Fund®	0718
Fidelity Freedom Income Fund®	0369
Fidelity International Discovery Fund	0305
Fidelity Retirement Money Market Portfolio	0630
Spartan® Extended Market Index Fund	0398
Spartan® International Index Fund	0399
Spartan® U.S. Equity Index Fund	0650

III.       NON-FIDELITY FUNDS (CORE)

Annual Fee per plan:	$0 Waived
Fee Paid By:	Employer

Fund Name	Fund Number

Allianz CCM Mid-Cap Fund - Administrative Class	OFP3
American Beacon Large Cap Value Fund	OF23
Ariel Fund	OFEI
Artisan Mid Cap Value Fund	OQSC
Artisan Small Cap Fund - Investor Class	OSGQ
Neuberger Berman Partners Fund - Trust Class	OFN5
PIMCO Real Return Fund - Administrative Class	OQSP
PIMCO Total Return Fund - Admin. Class	OFAP
RS Partners	OQWY
RS Value	OSOC
Templeton Global Bond Fund - Class A	OFTI

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

1.   For purposes of this Agreement, ‘Non-Fidelity Fund’ shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company (‘Fund Vendor’).

2.   The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter.  In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor Webstation) for the Employer’s review.

3.   The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials.  Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants.  The Employer hereby consents to Fidelity’s use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

For all Non-Fidelity Funds a Basis-point-per-annum fee of $0 will be charged by Fidelity on amounts invested in the Non-Fidelity Fund.

That Basis-point-per-annum fee is paid by the Fee Waived.

Annual Fee for Excess Core Permissible Investment Options

The fees stated in this Service Agreement take into consideration the Permissible Investment options selected by the Employer in this Service Agreement and include up to 30 Core Permissible Investment options with no additional annual fee.  The annual fee for each Core Permissible Investment option in excess of 30 is $500 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Core Permissible Investment options shall be billed or charged quarterly in arrears and paid by the Employer. The Fidelity Freedom funds collectively shall each count as one Core Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.

Mutual Fund Window

Participants may invest through a Mutual Fund Window arrangement under the Plan, hereinafter referred to as “MFW”.  Fidelity shall provide recordkeeping services for MFW in accordance with the terms and conditions this Section.

Additional Fees:

Set Up Fee per Plan:	$0 Waived	Fee Paid By:	Waived

Annual Fee per Plan:	$0 Waived	Fee Paid By:	Waived

Quarterly Fee per Participant:	$0 Waived	Fee Paid By:	Waived

Terms:

a.   This MFW allows a participant to invest in any of the Fidelity Funds listed below.

b.   The quarterly per participant fee will be assessed for every participant having a balance at the end of the billing period in any fund available only through this MFW.  Participants may invest in any of the Permissible Investments described outside this MFW paragraph (hereinafter “Core Funds”) without being subject to these MFW fees.  The annual fee for excess permissible investment options listed in this Agreement shall only apply to those selected Core Funds.

c.   The following is a list of all the funds in which a Plan Participant may invest through MFW (some Core Funds may appear in this list as well, but those will not be treated as available only through this MFW):

Fidelity Funds (in alphabetical order):

Fidelity Fund Name	Fund Number

Fidelity Aggressive Growth	0324
Fidelity Aggressive Intl	0335
Fidelity Asset Manager: Aggressive®	0347
Fidelity Asset Manager: Growth®	0321
Fidelity Asset Manager: Income®	0328
Fidelity Asset ManagerSM	0314
Fidelity Balanced	0304
Fidelity Canada	0309
Fidelity Capital Appreciation	0307
Fidelity Convertible Securities	0308
Fidelity Disciplined Equity	0315
Fidelity Dividend Growth	0330
Fidelity Emerging Markets	0322
Fidelity Equity-Income	0023
Fidelity Equity-Income II	0319
Fidelity Europe	0301

Fidelity Europe Capital Appreciation	0341
Fidelity Export & Multinational	0332
Fidelity Fifty®	0500
Fidelity Focused Stock	0333
Fidelity Ginnie Mae	0015
Fidelity Global Balanced	0334
Fidelity Government Income	0054
Fidelity Growth & Income	0027
Fidelity Growth & Income II	0361
Fidelity Independence	0073
Fidelity Inflation-Protected Bond	0794
Fidelity Instl Short-Interm Govt	0662
Fidelity Intermediate Government	0452
Fidelity Investment Grade Bond	0026
Fidelity International Small Cap Fund	0818
Fidelity Japan	0350
Fidelity Large Cap Stock	0338
Fidelity Latin America	0349
Fidelity Leveraged Company Stock	0122
Fidelity Mid-Cap Stock	0337
Fidelity Mortgage Secs	0040
Fidelity Blue Chip Value Fund	1271
Fidelity Nasdaq Composite Index	1282
Fidelity New Markets Income	0331
Fidelity OTC	0093
Fidelity Pacific Basin	0302
Fidelity Puritan®	0004
Fidelity Real Estate Income	0833
Fidelity Retirement Government Money Market	0631
Fidelity Short-Term Bond	0450
Fidelity Small Cap Independence	0336
Fidelity Small Cap Retirement	0384
Fidelity Small Cap Stock	0340
Fidelity Southeast Asia	0351
Spartan® Total Market Index	0397
Spartan® U.S. Equity Index Fund	0650
Fidelity Stock Selector	0320
Fidelity Strategic Income	0368
Fidelity Structured Large Cap Growth	0763
Fidelity Structured Large Cap Value	0708
Fidelity Structured Mid Cap Growth	0793
Fidelity Structured Mid Cap Value	0762
Fidelity Total Bond	0820
Fidelity Trend	0005
Fidelity U.S. Bond Index	0651
Fidelity Ultra-Short Bond	0812
Fidelity Utilities	0311
Fidelity Value	0039
Fidelity Value Strategies	0014
Fidelity Worldwide	0318

Non-Fidelity Funds (in alphabetical order):

Fund Name	Fund Number

AIM Balanced A	OMIY
AIM Basic Value A	OMQN
AIM Blue Chip A	OF7C
AIM Constellation A	OFWA
AIM Global Aggressive Growth A	OMIZ
AIM Mid Cap Core Equity A	OQFI
American Beacon International Equity Plan Ahead	OFA3
American Century Large Co Val Inv	OSBA
American Century Ultra Class I	OF9C
Ariel Appreciation	OFEJ
Ariel Premier Bond Inv	OFEK
Artisan International	OFZQ
Baron Asset	OFBO
Calvert Capital Accumulation A	OFC8
Calvert New Vision Small Cap A	OFC1
Calvert Social Investment Balanced A	OFC4
Calvert Social Investment Equity A	OFC7
Columbia Acorn Select Z	OQYK
Columbia High Yield Z	OQYL
Credit Suisse Capital Apprec Comm	OFWC
Credit Suisse Emerging Growth Comm	OFWE
Credit Suisse Global Fixed Income Com	OFWF
Credit Suisse Large Cap Value A	OMLV
Domini Social Equity	OF2F
Dreyfus Founders Balanced F	OFF1
Dreyfus Founders Growth F	OFF4
FMA Small Company Instl	OFDO
Franklin Small-Mid Cap Growth A	OFFS
Gartmore Millennium Growth A	OMSY
Gartmore Value Opportunities A	OMSZ

AIM Core Stock Fund	OF2I
AIM Small Company Growth Fund	OFI4
AIM Total Return Fund	OF1I
Legg Mason Value FI	OMVD
Managers Bond	OMJA
Managers Capital Appreciation	OMJB
Managers Special Equity	OFMS
Managers Value	OMJC
Morgan Stanley Inst Balanced Adv	OFM2
Morgan Stanley Inst Core Plus FI Adv	OFM3
Morgan Stanley Inst Emerging Mkts B	OFM9
Morgan Stanley Inst Equity Growth B	OFB0
Morgan Stanley Inst Global Value Eq B	OFM1
Morgan Stanley Inst High-Yield Adv	OFM4
Morgan Stanley Inst International EqB	OFZT
Morgan Stanley Inst Mid Cap Growth Ad	OFM5
Morgan Stanley Inst Value Adv	OFM6
Morgan Stanley Inst Value Equity B	OMIX
Mutual Discovery A	OFBJ
Mutual Shares A	OFMC
Neuberger Berman Focus Tr	OFN2
Neuberger Berman Guardian Tr	OF1N
Neuberger Berman Socially Resp Tr	OFN6
Oakmark Equity & Income I	OMWG
Oakmark I	OFOK
Allianz CCM Capital Appreciation Fund-Admin	OFP2
PIMCO Global Bond Admin	OFP4
PIMCO High Yield Admin	OFP5
PIMCO Long-Term U.S. Government Admin	OFP8
PIMCO Low Duration Admin	OFP6

RS Emerging Growth	OFWR
RS Smaller Company Growth	OMJD
Scudder Dreman High Return Eq A	OMZO
Scudder Global Discovery S	OF4S
Scudder International S	OF1S
TCW Galileo Aggressive Growth Eq N	OMBA
TCW Galileo Select Equities N	OMJE
TCW Galileo Small Cap Growth N	OMAY
Templeton Developing Markets A	OFTD
Templeton Foreign A	OFJT
Templeton Foreign Sm Companies A	OFAQ
Templeton Growth A	OFTG
Templeton World A	OFTW
Van Kampen Growth & Income A	OMZC
Western Asset Core FI	OQMT

For all Non-Fidelity Funds a Basis-point-per-annum fee of $0 will be charged by Fidelity on amounts invested in the Non-Fidelity Fund.

That Basis-point-per-annum fee is paid by the  Not Applicable.

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

1.   For purposes of this Agreement, ‘Non-Fidelity Fund’ shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company (‘Fund Vendor’).

2.   The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter.  In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor Webstation) for the Employer’s review.

3.   The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials.  Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants.  The Employer hereby consents to Fidelity’s use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

The Employer understands that this MFW service is an investment selection of a certain group of funds currently available for the Plan and that the funds present in this MFW service change over time.  The Employer understands that a choice can be made at any time to change from the MFW service to another investment platform (another window or a platform without a window investment) offered by Fidelity and available to the Plan.  The Employer will always have the option to move to an investment platform of 15 Fidelity Funds (not Select Funds) chosen from among those available to the Plan.  The Employer agrees that any change of investment platform will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have amended this agreement to reflect such change) and that the Employer will communicate to participants the date and consequences of such change.

The Employer hereby directs Fidelity to add new funds to the Permissible Investments for the Plan as those funds are added to MFW service.  Fidelity shall always give the Employer at least 90 days notice of the date that new fund(s) will become available through the MFW service and the Employer has until 20 days before such date to direct Fidelity not to make any such new fund or funds available for the Plan.  The Employer understands that, since this service is a package service and Fidelity is unable to customize this package, the Employer’s decision not to add certain fund(s) may mean that the Plan is unable to remain on its current MFW service.  If the Employer’s decisions make the Plan unable to remain on its current MFW service, the Employer agrees to choose an entirely different investment platform (another MFW service or a platform without a MFW service) for the Plan at least 10 business days before such new funds are to be added to the current MFW service.

The Employer hereby directs Fidelity to remove from the Permissible Investments for the Plan any funds being removed as a fund available under the MFW service (“Non-MFW Funds”).  Fidelity shall always give the Employer at least 90 days notice of the date that a fund or funds will become Non-MFW Funds.  If the Employer decides to change any of the Core Permissible Investments for the Plan, the Employer agrees that Fidelity may reassess the Plan’s fee structure and charge additional fees based upon the Core Permissible Investments for the Plan resulting from the Employer’s decision.  The Employer hereby directs Fidelity to exchange all balances present in the any such Non-MFW funds, on the date such a Non-MFW Fund ceases to be a Permissible Investment for the Plan, into the default investment for the Plan.

The Employer agrees that any closure of a fund that is part of the MFW service will be treated as a fund being removed from the MFW service pursuant to the paragraph immediately preceding, except that Fidelity may adjust notice timeframes as circumstances dictate.  The Employer further agrees that anytime a fund within the MFW service merges completely (thus ceasing to exist) into a fund that is not currently a Permissible Investment under the Plan, that such fund will be treated as if it was closing pursuant to the previous sentence.  Fidelity agrees that anytime two funds that are Permissible Investments under the Plan merge, Fidelity will assist the Employer with communicating in advance the consequences of the merger to its Plan participants.  The Employer agrees that when two Permissible Investments merge Plan participants who do not act before the date of the merger will have their account balances in each such fund combined in the resulting fund.  If a merger of two Permissible Investments will result in the Plan having one less Core Permissible Investment, Fidelity agrees to give the Employer the opportunity to remove the resulting fund from the MFW service and assign it as a Core Permissible Investment.  The Employer understands that the timing of the merger of funds is outside of the control of the Trustee and that all assistance to be provided the Employer will always be on a best efforts basis.

AND FURTHER AGREE, that this Amendment shall be effective upon the date indicated below and that the changes made by this Amendment are incorporated into the Service Agreement and control over conflicting provisions of any previously executed Service Agreement, or any amendment or addendum thereto.

This Amendment shall be effective 9-1, 2005.

EMPLOYER		FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

By:	/s/ Martin J. Nilsen	By:	/s/ Richard U. Warrino

Name:	Martin J. Nilsen	Name:	Richard U. Warrino

Title:	SVP & Secretary	Title:	Authorized Signatory

Date:	8/10/05	Date:	8/17/2005

The CORPORATE Plan for Retirement

Select Plan

Trust Agreement Amendment

Pursuant to Section 14 of the Trust Agreement, the below-signed parties hereby agree to amend the Trust Agreement to provide, in conjunction with amendments to the Adoption Agreement and the Service Agreement, that the Trustee will make distributions from the Plan directly to Plan Participants and do certain tax withholding and reporting as follows:

Replace in its entirety subsection (a) of Section 3, Disbursements, with the following:

(a)  Directions from Administrator.

The Trustee shall disburse monies to employee participants and their beneficiaries for benefit payments in the amounts that the Administrator directs from time to time in writing.  The Trustee shall have no responsibility to ascertain whether the Administrator’s direction complies with the terms of the Plan or of any applicable law.  The Trustee shall be responsible for any Federal or State income tax reporting or withholding with respect to such Plan distributions.  The Trustee shall not be responsible for the calculation, withholding or reporting of any FICA, FUTA, Social Security, Medicare, State unemployment, or local income taxes with respect to Plan distributions.

Replace in its entirety subsection (e) of Section 5, Recordkeeping and Administrative Services to Be Performed, with the following:

(e)  Returns, Reports and Information:

Except as provided in Section 5(a) of this Agreement, the Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law including but not limited to any annual fiduciary tax return.  The Trustee shall provide the Administrator with such information as the Administrator may reasonably request to make these filings.  The Administrator shall also be responsible for making any disclosures to participants required by law.

Employer:	Fidelity Management Trust Company:

/s/ Fred S. Eichler	/s/ Richard U. Warrino
(Signature)	(Signature)

Fred S. Eichler	Richard U. Warrino
(Print Name)	(Print Name)

SVP & CEO	Authorized Signatory
(Title)	(Title)

8/15/05	8/22/2005
(Date)	(Date)